UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2006


                     INTERDIGITAL COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


         Pennsylvania               1-11152             23-1882087
 (State or Other Jurisdiction     (Commission        (I.R.S. Employer
     of Incorporation or         File Number)     Identification Number)
        Organization)

                                781 Third Avenue
                         King of Prussia, PA 19406-1409
                    (Address of Principal Executive Offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

         On December 15, 2006, InterDigital Communications Corporation (the "Company") entered into the Amended and Restated Rights Agreement (the "Amended Agreement") dated as of December 15, 2006, between the Company and American Stock Transfer and Trust Company as Rights Agent ("Rights Agent"), to that certain Rights Agreement (the "Agreement"), dated as of December 31, 1996, between the parties.

         The Agreement has been amended and restated by the Amended Agreement
(i) to implement a regular evaluation thereof by a committee composed of non-management members of the Board of Directors (the "Board") who have been determined by the Board to be "independent directors", (ii) to extend its term to December 15, 2016, (iii) to simplify the determination of the Stock Acquisition Date under the Amended Plan, (iv) to change the Purchase Price from $250 to $200, (v) to change the redemption price of a Right from $.01 to $.001, and (vi) to make certain other minor or conforming changes and other changes to reflect current requirements under the federal securities laws.

         The foregoing description of the Agreement does not purport to be complete. A copy of the Amended Agreement is attached as Exhibit 4.1 to this Form 8-K.



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

Item 3.03.  Material Modification to Rights of Security Holders.

         As described in Item 1.01 above, on December 15, 2006, the Company entered into an amendment and restatement of its Rights Agreement, dated as of December 31, 1996 with the Rights Agent under that Rights Agreement.



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

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year.

         On December 15, 2006, the Board of Directors of the Company amended and restated the Company's Articles of Incorporation. The amendments effected to the Articles of Incorporation combine into one document all of the provisions of the Articles of Incorporation currently in effect and remove provisions that are obsolete and no longer in effect.

         The foregoing description does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Articles of Incorporation which is filed as Exhibit 3.1 hereto and are incorporated herein by reference.


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

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

The following exhibits are filed with this Current Report on Form 8-K:


3.1 Amended and Restated Articles of Incorporation, effective as of December 15, 2006.

4.1 Amended and Restated Rights Agreement dated as of December 15, 2006, between the Company and the Rights Agent.


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

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 INTERDIGITAL COMMUNICATIONS CORPORATION


                                  By: /S/ LAWRENCE F. SHAY
                                  -------------------------
                                          Lawrence F. Shay
                                          General Counsel
                                          and Government Affairs

Date: December 15, 2006


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



                                  EXHIBIT INDEX

Exhibit No.       Description

          3.1 Amended and Restated Articles of Incorporation, effective as of December 15, 2006.

          4.1 Amended and Restated Rights Agreement dated as of December 15, 2006, between the Company and the Rights Agent.

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